Filed pursuant to 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Cadence Mid Cap Fund

Supplement dated October 8, 2020 to the Summary Prospectus, dated October 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Cadence Mid Cap Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on October 8, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund to replace Cadence Capital Management LLC (“Cadence”) and the reorganization of the Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Reorganization”), subject in each case to the approval of shareholders of the Fund.

At the Meeting, the Board approved the appointment of GW&K as the subadviser to the Fund, effective October 8, 2020 (the “Implementation Date”), pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective for a term no longer than 150 days after the termination of the former subadvisory agreement with Cadence (the “Former Subadvisory Agreement”). The Interim Subadvisory Agreement will automatically terminate upon the earliest to occur of (i) the closing date of the Reorganization, (ii) shareholder approval and implementation of a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and (iii) the expiration of the Interim Subadvisory Agreement’s 150-day maximum term. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Cadence would have received under the Former Subadvisory Agreement.

At the Meeting, the Board also approved (i) the longer-term appointment of GW&K as the subadviser to the Fund, (ii) the New Subadvisory Agreement, and (iii) the submission of the Reorganization and New Subadvisory Agreement to Fund shareholders for approval. If approved by Fund shareholders, the New Subadvisory Agreement would only go into effect in the event the Reorganization is not consummated prior to March 7, 2021, when the Interim Subadvisory Agreement will automatically terminate.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Cadence Mid Cap Fund to AMG GW&K Mid Cap Fund, and (ii) made changes to its principal investment strategies and principal risks.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of AMG Managers Cadence Mid Cap Fund shall refer to AMG GW&K Mid Cap Fund.

The section titled “Principal Investment Strategies” on page 2 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies with medium market capitalizations. The Fund primarily invests in common stock of U.S. mid-capitalization companies. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $1.8 billion and $31.7 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of companies with medium market capitalizations at any given time. The Fund may also invest in securities of companies outside of the medium-market capitalization range.

The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth- or value-oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to assemble a portfolio of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

The section titled “Principal Risks” on page 2 is revised to remove “Real Estate Industry Risk” and “Sector Risk” as principal risks of the Fund and to reflect that the Fund is subject to the following additional principal risks:

Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Also with respect to the section titled “Principal Risks” on page 2, the principal risks shall appear in the following order: Market Risk; Mid-Capitalization Stock Risk; Small-Capitalization Stock Risk; Growth Stock Risk; Value Stock Risk; Management Risk; and Liquidity Risk.

In the section titled “Performance” beginning on page 2, the following is added after the first paragraph:

As of October 8, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Mid Cap Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to October 8, 2020 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The section titled “Portfolio Management” on page 3 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of the proposed reorganization of the Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds, or a definitive subadvisory agreement)

Portfolio Managers

Daniel L. Miller, CFA

Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since October 2020.

Jeffrey W. Thibault, CFA

Partner of GW&K; Portfolio Manager of the Fund since October 2020.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE